EXHIBIT 10.1
AMENDMENT NO. 2
     THIS AMENDMENT NO. 2, dated as of April 17, 2008 (this “Amendment”), of that certain Credit Agreement referenced below is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (the “Borrower”), the Lenders and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.
W I T N E S S E T H
     WHEREAS, a $400 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that Credit Agreement dated as of January 25, 2006, as amended by Amendment No. 1 and Consent dated as of March 16, 2007 (as amended and modified, the “Credit Agreement”), among the Borrower, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent;
     WHEREAS, the Borrower has requested certain consent with respect to, and modification of, certain terms of the Credit Agreement; and
     WHEREAS, the Lenders have agreed to the requested consent and modification on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Amendments to Credit Agreement. The Credit Agreement is hereby amended in the following respects:
     1.1 Defined Terms.
     (a) The following defined term is hereby added to Section 1.01:
     “Amendment No. 2 Effectiveness Date” means the date of Amendment No. 2 to this Credit Agreement, being April 17, 2008.
     (b) The following defined term is hereby amended and restated in its entirety to read as follows:
     “Consolidated Leverage Ratio” means the ratio of Consolidated Total Debt to the sum of (a) Consolidated Total Capital plus (b) accumulated depreciation determined on a consolidated basis in accordance with GAAP.
     1.2 Consolidated Tangible Net Worth. Subsection (f) of Section 6.16 is hereby amended and restated in its entirety to read as follows:
     (f) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as of the end of any fiscal quarter to be less than the sum of (i) $520 million, plus (ii) an amount equal to 85% of the net cash proceeds received from Equity Transactions occurring after the Amendment No. 2 Effectiveness Date.

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     1.3 Schedules to Credit Agreement. Schedule 5.07 (Material Subsidiaries and Specified Affiliates) and Schedule 5.12 (Indebtedness) to the Credit Agreement are amended to read as Schedule 5.07 and Schedule 5.12 attached hereto, respectively.
     2. Conditions Precedent. This Amendment shall be effective immediately upon receipt by the Administrative Agent of each of the following:
     (a) counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders; and
     (b) an amendment fee, for the benefit of each Lender consenting to this Amendment, in an amount equal to eight basis points (0.08%) of the aggregate Commitments of each such consenting Lender and all other fees due in connection herewith, which fees shall be deemed fully earned on the Amendment No. 2 Effectiveness Date.
     3. Effectiveness of Amendment. Upon satisfaction of the condition precedent set forth in Section 2 hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
     4. Representations and Warranties; Defaults. The Borrower affirms the following:
     (a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;
     (b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period); and
     (c) after giving effect to this Amendment, no Default or Event of Default shall exist.
     5. Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.
     6. Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.
     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.
     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina applicable to agreements made and to be performed entirety within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	HEALTHCARE REALTY TRUST INCORPORATED
	By:	/s/ Scott W. Holmes
		Name:	Scott W. Holmes
		Title:	Executive Vice President and Chief Financial Officer

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Jill Hogan
		Name:	Jill Hogan
		Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

LENDERS:	BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and as a Lender
	By:	/s/ Jill Hogan
		Name:	Jill Hogan
		Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Cynthia A. Bean
	Name:	Cynthia A. Bean
	Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

UBS LOAN FINANCE LLC
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

CALYON NEW YORK BRANCH
By:	/s/ Jonathan Rollins
	Name:	Jonathan Rollins
	Title:	Director

By:	/s/ Priya Vrat
	Name:	Priya Vrat
	Title:	Director

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Jill Hogan
	Name:	Jill Hogan
	Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Nicolas Caussade
	Name:	Nicolas Caussade
	Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

SUNTRUST BANK
By:	/s/ Helen C. Hartz
	Name:	Helen C. Hartz
	Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

REGIONS BANK
By:	/s/ Craig Gardella
	Name:	Craig Gardella
	Title:	Senior Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

FIFTH THIRD BANK, N.A.
By:	/s/ John Strimpolla
	Name:	John Strimpolla
	Title:	Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

PINNACLE NATIONAL BANK
By:	/s/ Todd Carter
	Name:	Todd Carter
	Title:	Senior Vice President

HEALTHCARE REALTY TRUST INCORPORATED
AMENDMENT NO. 2

Schedule 5.07
MATERIAL SUBSIDIARIES AND SPECIFIED AFFILIATES
As of December 31, 2007:

SUBSIDIARIES OF HEALTHCARE REALTY TRUST INCORPORATED
ENTITY	INCORPORATED	QUALIFIED
Healthcare Realty Services Incorporated — 1,000 shares of Common Stock, $.01 par value, 100% owned by Borrower	Alabama	Arizona
California
Colorado
Connecticut
District of Columbia
Florida
Georgia
Hawaii
Illinois
Kansas
Louisiana
Maryland
Michigan
Mississippi
Missouri
Nevada
Oklahoma
Pennsylvania
Tennessee
Texas
Virginia
Wyoming

HRT of Roanoke, Inc. 1,000 shares of Common Stock, $1.00 par value, 100% owned by Borrower	Virginia

Pennsylvania HRT, Inc. 1,000 shares of Common Stock, $.01 par value, 100% owned by Borrower	Pennsylvania

HR Acquisition I Corporation - 10 shares of Common Stock, $.01 par value, 100% owned by Borrower	Maryland	Alabama Arizona Arkansas California Connecticut Florida Georgia Hawaii Illinois Michigan Missouri Mississippi North Carolina New Jersey Nevada Ohio Oklahoma South Carolina

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SUBSIDIARIES OF HEALTHCARE REALTY TRUST INCORPORATED
ENTITY	INCORPORATED	QUALIFIED
Tennessee Virginia Washington Wyoming

HRT of Illinois, Inc. 1,000 shares of Common Stock, $1.00 par value, 100% owned by Borrower	Delaware	Illinois

HRT of Tennessee, Inc. 1,000 shares of Common Stock, $.01 par value, 100% owned by Borrower	Tennessee

HRT of Alabama, Inc. 100,000 shares of Common Stock, $.01 par value, 100% owned by Borrower	Alabama

San Antonio SSP, Ltd. (1% general partnership interest held by HR of San Antonio, Inc. and 24.3% limited partnership interest held by HR Interests, Inc.)	Texas
[SCHEDULE 5.07 CONTINUES ON THE FOLLOWING PAGE]

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Schedule 5.07 (Continued)
Subsidiaries of HR Acquisition I Corporation (HRAIC)
Set forth below is a complete and accurate list of all of the Material Subsidiaries of HRAIC, a 100% wholly owned Subsidiary of the Borrower.

SUBSIDIARIES OF HR Acquisition I Corporation (HRAIC)
ENTITY	INCORPORATED	QUALIFIED
HR Acquisition of Pennsylvania, Inc. 1,000 shares of Common Stock, $.01 par value, 100% owned by HRAIC	Pennsylvania

HR of Los Angeles, Ltd. (66.67% interest owned by HRAIC)	Alabama	California

HR of Las Vegas, Ltd. (99% interest owned by HRAIC)	Alabama	Texas Nevada

HR Acquisition of San Antonio, Ltd. (99% interest owned by HRAIC)	Alabama	Texas

HRT Properties of Texas, Ltd. (99% interest owned by HRAIC)	Texas

HR of Sarasota, Ltd. (99% interest owned by HRAIC)	Alabama	Florida

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Schedule 5.12
INDEBTEDNESS
Other than as set forth below, there is no material Debt of the Borrower and its Material Subsidiaries outstanding as of the date indicated.

	As of December 31, 2005	As of February 29, 2008
Senior Notes due 2014	$300,000,000	$300,000,000

Senior Notes due 2011	$300,000,000	$300,000,000

Senior Notes due 2006	$29,400,000	-0-

$300 million Line of Credit due 2006	$73,000,000	$132,000,000

Mortgage Notes payable with various Maturities	$70,709,000	$48,848,251

	$773,109,000	$780,848,251

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